                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ PAULINE LO ALKER
                                        ----------------------------------------
                                        (Signature)

                                        Pauline Lo Alker

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 17, 2007


                                        /s/ A. GARY AMES
                                        ----------------------------------------
                                        (Signature)

                                        A. Gary Ames

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ GERRY B. CAMERON
                                        ----------------------------------------
                                        (Signature)

                                        Gerry B. Cameron

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 19, 2007


                                        /s/ DAVID N. CAMPBELL
                                        ----------------------------------------
                                        (Signature)

                                        David N. Campbell

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ FRANK C. GILL
                                        ----------------------------------------
                                        (Signature)

                                        Frank C. Gill

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ KAJ JUUL-PEDSERSEN
                                        ----------------------------------------
                                        (Signature)

                                        Kaj Juul-Pedersen

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ ROBIN L. WASHINGTON
                                        ----------------------------------------
                                        (Signature)

                                        Robin L. Washington

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ CYRIL J. YANSOUNI
                                        ----------------------------------------
                                        (Signature)

                                        Cyril J. Yansouni

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ RICHARD H. WILLS
                                        ----------------------------------------
                                        (Signature)

                                        Richard H. Wills

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints RICHARD H. WILLS and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2007 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 24, 2007


                                        /s/ COLIN L. SLADE
                                        ----------------------------------------
                                        (Signature)

                                        Colin L. Slade